SECURITIES AND EXCHANGE COMMISSION
                           	Washington, D.C. 20549



                                 	FORM 8-K

            	Current Report Pursuant to Section 13 or 15(d) of
                    	The Securities Exchange Act of 1934



             	Date of Report (Date of earliest event reported):
                             	December 4, 1998



                            	THE PITTSTON COMPANY
           	(Exact Name of registrant as specified in its charter)





           Virginia               1-9148            54-1317776
        (State or other        (Commission	     (I.R.S. Employer
          jurisdiction		       File Number)	   Identification No.)
        of Incorporation)




                     1000 Virginia Center Parkway
                            P. O. Box 4229
                            Glen Allen, VA							     23058-4229
                           (Address of principal					(Zip Code)
                            executive offices)



                            	(804)553-3600
           	(Registrant's telephone number, including area code)

Item 5.  Other Events

The Registrant reports that, effective December 3, 1998, Mr. Gerald Grinstein was elected as a Director of the Registrant. In addition, Mr. Michael T. Dan, President and Chief Executive Officer of the Registrant, was elected Chairman of the Board of Directors, effective as of January 1, 1999. Mr. Dan will replace Mr. James R. Barker as Chairman of the Board. Mr. Barker will remain a Director.

                              	SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE PITTSTON COMPANY
                                      (Registrant)



                                   By /s/ Austin F. Reed
                                          Secretary


Dated: December 7, 1998